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                                                                    Exhibit 10.6

                                    DESYLVIA
                                  PROFESSIONAL
                                    SOLUTIONS

                              STATEMENT OF WORK #01
                      Product Assessment & Website Upgrade

TABLE OF CONTENTS
Scope                                                2
Fees                                                 3
Authorization                                        3

                                      SCOPE

DeSylvia Professional Solutions will work with Vertica to gain a solid understanding of the viability of its Hazweb product and produce the following deliverables:

PRODUCT ASSESSMENT
DeSylvia Professional Solutions will work with Vertica to perform a product assessment of its Hazweb product from both technical and user perspectives. The product assessment will:
     1 Provide a broad technical overview documenting the state of core technology used in the product and its applicability to a client/server deployment
     2 A review of the user interface and what is required to bring it inline with the needs of retail industry sales prospects

WEBSITE UPGRADE
The Vertica website (www.vertica.com) will be reviewed and upgraded as follows:
     1 Update incorrect or out-of-date information such as contact information
     2 Possible addition of a few pages geared more directly to retail prospects

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OCTOBER 1, 2002

CONSULTING SERVICES AGREEMENT

This Consulting Services Agreement (this "Agreement") dated 10/1/02 is by and between The Charles Group, LLC. (Consultant) and Vertica Software, Inc. (hereafter, "Company")

The Company and Consultant desire to set forth in writing the terms and conditions of their agreement and understanding concerning a minimum three (3) month term consulting agreement; in considerations of the promises, mutual covenants, agreements and considerations herein contained, the parties hereto agree as follows:

ENGAGEMENT

The Company hereby engages Consultant to provide services set forth in section "Services" Consultant hereby accepts such engagement and shall, during the term of this agreement, perform the services to the best of their ability.

SERVICES

     1. Provide the Company general management services relating to sales, marketing, software development and support.
     2.   Assist the Company in developing a strategic business plan.
     3. Introduce the Company to potential clients and entities that may be interested in assisting the Company in its restructuring effort.
     4.   Make all efforts to secure the 1st Client of Vertica Software, Inc.

COMPENSATION

For services provided, the Company will pay the Consultant 1,000,000 shares of S-8 registered stock of Vertica Software, Inc. This stock is due the Consultant as of October 15, 2002.

AUTHORITY

Consultant understands and agrees that under the terms of this agreement, Consultant is not an employee and will receive a Form 1099 from the Company evidencing Consultants compensation.

CONFIDENTIALITY

In the course of the performance of Consultants duties hereunder, Company and

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Consultant recognize and acknowledge that Consultant may have access to certain confidential and proprietary information of the Company.

EXPENSES

Expenses incurred in the normal course of business will be at the expense of the Consultant. Expenses for travel, that have been pre-approved by the Company, will be paid by the Company.

APPLICABLE LAWS

This agreement shall be construed in accordance with and governed by the laws of the United States. If any party brings legal action to enforce any right or obligation under this agreement, jurisdiction shall lie exclusively in Colorado.

GENERAL PROVISIONS

This agreement constitutes the entire agreement of the parties hereto and expressly supersedes prior and contemporaneous understandings and commitments, whether written or oral, with respect to the subject matter hereof. No variations, modifications, changes or extensions of this agreement or any other terms shall be binding upon any party hereto un less set forth in a document duly executed by each party.

Company Authorized Officers:

                                    /s/ William F. Mason
-----------------------------       ---------------------
                                    President
                                    Vertica Software Inc.
                                    10/2/02